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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): FEBRUARY 27, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

            0-452                                        38-1093240
  (Commission File Number)                  (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

       The registrant's press release dated February 27, 2003, regarding the retirement of the Chairman of the Board of Directors, Kenneth G. Herrick, and appointment of Todd W. Herrick as the new Chairman is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibit is filed as a part of this report:

                  Exhibit No.              Description

                       99                  Press release dated February 27, 2003




                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:    February 28, 2003              TECUMSEH PRODUCTS COMPANY





                                        By:  /s/  DAVID W. KAY
                                            ------------------------------------
                                            David W. Kay
                                            Vice President, Treasurer and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX




EXHIBIT NO.             DESCRIPTION


EX-99                   Press release dated February 27, 2003